Supplement to

Calvert Impact Fund, Inc.

Calvert Small Cal Value Fund

Calvert Mid Cap Value Fund

Prospectus dated: October 1, 204

Date of Supplement: December 13, 2004

Replace the chart under "Service Fees and Arrangements with Dealers" of Exhibit B on page 40 with the following:

Maximum Commission/Service Fees
	Class A*	Class B**	Class C***
Calvert Small Cap Value	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Mid Cap Value	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%

*Class A service fee begins to accrue in 1st month after purchase.

**Class B service fee begins to accrue in 13th month.

***Class C pays dealers a service fee of 0.25% and additional compensation of 0.75% for a total of 1%. Begins to accrue in 13th month.